SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C.  20549

                            FORM 8-K

                         CURRENT REPORT
               Pursuant to Section 13 or 15(d) of
              the Securities Exchange Act of 1934



Date of Report (date of earliest event reported):  September  29, 1994

                      LEHMAN BROTHERS INC.
     (Exact name of registrant as specified in its charter)

                            Delaware
         (State or other jurisdiction of incorporation)

     1-6817                        13-2518466
(Commission File Number)      (IRS Employer Identification No.)


3 World Financial Center
New York, New York            10285
(Address of principal              (Zip Code)
executive offices)

            Registrant's telephone number, including
                   area code: (212) 526-7000

            ________________________________________


Item 5.   Other Events.


Third Quarter and Year-to-Date 1994 Earnings

       Filed herewith are the preliminary and unaudited Consolidated Statements of Operations of Lehman Brothers Inc. ("the Company"), for the quarter and eight months ended August 31, 1994, which will be superseded by information contained in the Company's Quarterly Report on Form 10-Q for the quarter ended August 31, 1994. All adjustments which are, in the opinion of management, necessary for a fair presentation of the Consolidated Statements of Operations for the periods presented have been included. Certain amounts for the prior year reflect reclassifications to conform to the current periods' presentations.


Item 7.   Financial Statements and Exhibits


     (c)  Exhibits

          The following Exhibits are filed as a part of this Report.


               99.1 Consolidated Statement of Operations
                    (Three Months Ended August 31, 1994)
                    (Preliminary and Unaudited)

               99.2 Consolidated Statement of Operations
                    (Eight Months Ended August 31, 1994)
                    (Preliminary and Unaudited)


      The Exhibit Index to this Report is incorporated herein by reference.



                           SIGNATURE



      Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   LEHMAN BROTHERS INC.




                                   By:   /s/ Robert Matza
                                        ----------------------
                                        Robert Matza
                                        Chief Financial Officer



Date:  September 30, 1994



                         EXHIBIT INDEX


Exhibit No.          Exhibit

Exhibit 99.1         Consolidated  Statement of Operations
                     (Three  Months Ended  August 31, 1994)
                     (Preliminary and Unaudited)

Exhibit 99.2         Consolidated  Statement of Operations
                     (Eight  Months Ended  August 31, 1994)
                     (Preliminary and Unaudited)




                                                     Exhibit 99.1





                                                     Exhibit 99.2